SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): August 1, 2011

TRI-TECH HOLDING INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34427	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16th Floor of Tower B, Renji Plaza
101 Jingshun Road, Chaoyang District
Beijing 100102 China

(Address of principal executive offices)
Registrant’s telephone number, including area code: +86 (10) 5732-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On August 1, 2011, the Registrant issued a press release announcing that it has secured a $9.3 million line of credit with China CITIC Bank and has filed a shelf registration statement on Form S-3.  The same press release also clarifies that the company’s policy about issuing press releases about contracts generally is to limit such releases to contracts valued at a minimum of $1 million.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

99.1	Press release dated August 1, 2011, titled “Tri-Tech Holding Receives Approval for $9.3 Million Line of Credit from China CITIC Bank.”

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Tri-Tech Holding Inc.
By:	/s/ Phil Fan
Name:	Phil Fan
Title:	President
Dated: August 1, 2011

Exhibit Index

Number	Description of Exhibit
99.1	Press release dated August 1, 2011, titled “Tri-Tech Holding Receives Approval for $9.3 Million Line of Credit from China CITIC Bank.”